                                                                   EXHIBIT 10.49


                        SECOND AMENDMENT TO SERIES A NOTE



         This SECOND AMENDMENT TO SERIES A NOTE dated as of December 18, 1996, is made by HANOVER DIRECT, INC., a Delaware corporation (the "Borrower"), with the consent of Norwest Bank Minnesota, N.A., as trustee and paying agent (the "Trustee" or the "Paying Agent", as applicable);

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Trustee entered into the Series A Note Agreement dated as of November 9, 1994, as amended pursuant to that certain First Supplemental Series A Note Agreement dated as of December 29, 1995 and that certain Second Supplement Series A Note Agreement dated as of December 18, 1996 between the Borrower and the Trustee (as further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Series A Note Agreement") pursuant to which the Borrower issued and sold its interest bearing Flexible Term Notes, Series A (the "Series A Notes") in the aggregate principal amount of $10,000,000 and in the form of Series A Note R-1, registered in the name of Cede & Co. (as defined in the Series A Note Agreement) and deposited with the Paying Agent ("Series A Note R-1"); and

         WHEREAS, the Borrower has this day delivered to the Trustee a Substitute Series A Letter of Credit in substitution for the Series A Letter of Credit (each as defined in the Series A Note Agreement); and

         WHEREAS, in order to more fully evidence the delivery of the Substitute Series A of Letter of Credit referenced above, the Borrower and the Trustee desire to amend Series A Note R-1. subject to the terms and conditions set forth herein,

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used in this Second Amendment to Series A Note and not otherwise herein defined shall have the meaning ascribed to them in the Series A Note Agreement.

         SECTION 2. AMENDMENTS TO SERIES A NOTE R-1. Series A Note R-1 is hereby amended as follows:

         (a) The second boldface paragraph on the first page of Series A Note R-1 (prior to the text thereof) is hereby, deleted in its entirety and replaced with the following:

         THIS SERIES A NOTE IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, SWISS BANK CORPORATION, NEW YORK BRANCH (THE "BANK"), IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, AND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. ALTHOUGH NOT GUARANTEED BY THE BANK, PAYMENTS OF PRINCIPAL AND INTEREST ON THIS SERIES A NOTE AND, IF REMARKETING PROCEEDS ARE NOT AVAILABLE, THE PURCHASE PRICE OF THIS SERIES A NOTE, WILL BE MADE FROM DRAWINGS UNDER THE SERIES A LETTER OF CREDIT ISSUED BY THE BANK. THE FAILURE OF THE BANK TO HONOR ANY DRAWING UNDER THE SERIES A LETTER OF CREDIT WILL NOT GIVE RISE TO ANY CLAIM OTHER THAN AGAINST THE BANK.

         (b) The second paragraph of the text of Series A Note R-1, beginning on page 2 thereof, is amended by deleting the first sentence thereof and replacing it with the following:

         This Series A Note is one of an issue not to exceed $10,000,000 Hanover Direct, Inc. Flexible Term Notes, Series A (the "Series A Notes"), issued pursuant to a Series A note Agreement dated as of November 9, 1994 (the "Series A Note Agreement"), as amended by the First Supplemental Series A Note Agreement dated December 29, 1995 and the Second Supplemental Note Agreement dated December 18, 1996 between the Borrower and Norwest Bank Minnesota, N.A., as trustee (in such capacity, the "Trustee") and Paying Agent, for the purpose of refinancing and/or financing certain construction, refurbishment and costs of an approximately 530,000 square foot distribution facility of the Borrower located in Roanoke, Virginia and a new retail store of Gump's, Inc., a subsidiary of the Borrower located in San Francisco, California. Pursuant to the Series A Note Agreement, the Borrower has caused Swiss Bank Corporation, New York Branch (the "Bank") to issue its irrevocable Series A Letter of Credit dated the Date of Issuance (as hereinafter defined and set forth above) of the Series A Notes (the "Series A Letter of Credit") in favor of the Trustee, in an amount sufficient to pay the Series A Facility Amount and unpaid interest on or Purchase Price of the Series A Notes, but not to exceed $9,638,541, pursuant to Reimbursement Agreement dated as of December 18, 1996 (the "Reimbursement Agreement") by and among the Borrower and the Bank, which Series A Letter of Credit initially expires (subject to extension of earlier termination as provided in the Reimbursement Agreement and the Series A Note Agreement) on February 28, 1998. Substitute letters of credit may be delivered in accordance with the Series A Note Agreement.

         (c) The seventh paragraph of the text of Series A Note R-1 beginning on page 4 thereof, is amended by deleting the third sentence thereof in its entirety, and replacing it with the following:

         Subject to the provisions of Section 7.09 of the Series A Note Agreement relating to the Bank as holder of the Series A Notes, the Borrower, the Trustee and the Paying Agent will recognize the Securities Depository Nominee, as hereinafter defined, while the registered owner of the Series A Notes so held, as the owner of the Series A Notes for all purposes, including (i) payments of principal and Purchase Price of. and interest on, the Series A Notes, (ii) notices and (iii) voting, subject to certain qualifications as stated in the Series A Note Agreement.

         (d) Section 1 of Series A Note R-1, beginning on page 5 thereof, is amended by deleting the following definition:

         "BANK" means, individually and collectively, the Lender and the L/C Issuer.

         (e) Subsection (f) of Section 3 of Series A Note R-1, beginning on page 9 thereof, is amended by deleting the reference to the "Lender" in the third line thereof and replacing it with a reference to the "Bank."

         (f) Subsection (a) of Section 4 of Series A Note R-1, beginning on page 10 thereof, is amended by deleting the reference to the "Lender" in the fourth line of the last paragraph thereof and replacing it with a reference to the "Bank."

         (g) Section 7 of Series A Note R-1, beginning on page 13 thereof, is amended by deleting the second sentence of the first paragraph thereof in their entirety and replacing them with the following:


         The Series A Note Agreement directs the Trustee to declare an acceleration upon written notice be, the Bank of the occurrence and continuance of an event of default under the Reimbursement Agreement and upon the occurrence of certain other Events of Default under the Series A Note Agreement. The Trustee has the right to accelerate the entire unpaid principal of and interest on the Series A Notes in certain events only with the Banks consent, all as provided in Article VII of the Series A Note Agreement to which reference is hereby made.

         Section 3. Effect of Second Amendment to Series A Note; No Novation. Except as modified hereby, all of the terms and provisions of Series A Note R-1 shall remain in full force and effect. This Second Amendment to Series A Note amends Series A

Note R-1 and shall not be construed to constitute a novation thereof in any manner whatsoever.

         Section 4. Governing Law. This Second Amendment to Series A Note and Series A Note R-1, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of New York.

         Section 5. Severability. If any provision of this Second Amendment to Series A Note shall be determined to be unenforceable by a court of law, that shall not affect any other provision of this Second Amendment to Series A Note.

                         [Signatures on following page]

         IN WITNESS WHEREOF, the Borrower has caused this Second Amendment to Series A Note to be duly executed as of the day and year first above written.



                                      HANOVER DIRECT, INC.


                                      By: /s/ Edward J. O'Brien
                                          ________________________________

                                      Name: Edward J. O'Brien
                                            ______________________________

                                      Title: Senior Vice President
                                             Secretary & Treasurer
                                             _____________________________


[CORPORATE SEAL]

                  CONSENT TO SECOND AMENDMENT TO SERIES A NOTE


         Norwest Bank Minnesota, N.A., as Paying Agent, hereby consents to the amendments to Series A Note R-1 provided for herein.



                                       NORWEST BANK MINNESOTA, N.A.,
                                        as Trustee and Paying Agent



                                       By: /s/ Marianna C. Sterson
                                           _____________________________________

                                       Name: Marianna C. Sterson
                                             ___________________________________

                                       Title: Corporate Trust Officer
                                              __________________________________